Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED  PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Valero L.P. on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Curtis V. Anastasio, President and Chief Executive Officer of Valero GP, LLC hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Valero L.P.

/s/ Curtis V. Anastasio
Curtis V. Anastasio
President and Chief Executive Officer
August 8, 2005

A signed original of the written statement required by Section 906 has been provided to Valero L.P. and will be retained by Valero L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED  PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Valero L.P. on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven A. Blank, Senior Vice President and Chief Financial Officer of Valero GP, LLC hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Valero L.P.

/s/ Steven A. Blank
Steven A. Blank
Senior Vice President and Chief Financial Officer
August 8, 2005

A signed original of the written statement required by Section 906 has been provided to Valero L.P. and will be retained by Valero L.P. and furnished to the Securities and Exchange Commission or its staff upon request.